                                                                      EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the incorporation by reference in this Annual Report (Form 10-K) of American Income Partners V-C Limited Partnership, of our report dated March 10, 1999, included in the 1998 Annual Report to the Partners of American Income Partners V-C Limited Partnership.

                                          ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 1999